UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

 ______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

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AssetMark Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38980	30-0774039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Grant Street, 10th Floor Concord, California	94520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable

(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders of AssetMark Financial Holdings, Inc. (the ”Company”) held on June 7, 2021 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

•	Proposal 1: Election of Directors. The Board of Directors of the Company (the “Board”) asked the stockholders to vote “FOR” the election of each of Ms. Patricia Guinn, Ms. Ying Sun and Mr. Joseph Velli, the Company’s director nominees, to serve as Class II directors, each for a three-year term expiring at the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified.

•	Proposal 2: Independent Registered Public Accounting Firm. The Board asked the stockholders to vote “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”). Of the 72,459,255 shares of the Company’s common stock entitled to vote at the Annual Meeting, 71,248,957 shares, or approximately 98.3%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected the following directors to serve as a Class II directors until the 2024 Annual Meeting of Stockholders and until their successor are elected and qualified. The votes regarding the election of the directors were as follows:

	For	Withheld	Broker Non-Vote
Patricia Guinn	66,326,903	2,628,894	2,293,160
Ying Sun	63,478,429	5,477,368	2,293,160
Joseph Velli	66,348,755	2,607,042	2,293,160

Proposal 2: Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes regarding this proposal were as follows:

For	Against	Abstain
71,114,191	91,994	42,772

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.
Date: June 10, 2021	/s/ Natalie Wolfsen
Natalie Wolfsen Chief Executive Officer